UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive

Suite 300

Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2022, ALR Technologies SG Pte. Ltd. (the “ALRS”), an affiliate company of ALR Technologies Inc. (the “Company”) entered into a Manufacturing and Supply Agreement (the “Supply Agreement”) with Infinovo Medical Co., Ltd. (“Infinovo”). Pursuant to the Supply Agreement, Infinovo will manufacture and supply certain continuous glucose monitoring components necessary to the Company’s diabetes management platform for animal health, known as “GluCurve.” The term of the Supply Agreement continues for three (3) years from August 1, 2022, unless earlier terminated in accordance with the terms of the Supply Agreement. The Supply Agreement, however, will not become effective unless (1) ALRS enters into a binding distribution agreement for the sale and distribution of GluCurve by July 31, 2022, and (2) ALRS and Infinovo enter into a quality agreement by July 31, 2022. There can be no assurance that the two conditions to effectiveness of the Supply Agreement will be satisfied. If the conditions are met and the agreement becomes effective, the Supply Agreement will automatically renew for additional one (1) year terms unless ALRS or Infinovo provides written notice of its intent to terminate the Supply Agreement. The Supply Agreement provides for customary reasons to terminate the Supply Agreement for cause with immediate effect.

The Supply Agreement also includes customary indemnification, intellectual property protection, confidentiality, remedies, and representations and warranties terms, as well as certain quality requirements.

The above description of the Supply Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Supply Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 29, 2022, the Company issued a press release titled “ALR Technologies Completes Definitive Manufacturing Agreement with Infinovo Medical for the GluCurve Pet CGM Hardware.”

A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Manufacturing and Supply Agreement, dated as of June 28, 2022, by and between ALR Technologies SG Pte. Ltd. and Infinovo Medical Co., Ltd. (portions of which, marked with brackets, have been omitted as both not material and customarily treated by registrant as confidential)
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2022	ALR TECHNOLOGIES INC.

	By:	/s/ Sidney Chan
Name: Sidney Chan
	Title:	Chairman and CEO